                                                                    Exhibit 99.6

        INDEX TO UNAUDITED VESSEL LEASING LLC FINANCIAL STATEMENTS

                                                                  Page
                                                                  ----
Statement of Cash Flows for the year ended December 28, 2001        1
Statement of Operations for the year ended December 28, 2001        2
Statement of Financial Position as of December 28, 2001             3
Notes to Vessel Leasing LLC Financial Statements                   4-5

                               VESSEL LEASING LLC
                             STATEMENT OF CASH FLOWS
                                DECEMBER 28, 2001
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

OPERATING ACTIVITIES
   Net Loss                                                  $    (76)
   Adjustments to Reconcile Net Loss to Net
   Cash Provided by (Used in) Operating Activities:
      Depreciation and Amortization                               773
      Other Operating Activities                                   14
      Unearned Revenues                                         2,830
      Accrued Interest                                            161
                                                             --------
      Net Cash Provided by Operating Activities                 3,702

INVESTING ACTIVITIES
   Property Additions                                         (47,757)


FINANCING ACTIVITIES
   Long Term Debt Issued                                       43,251
   Common Stock Issued                                          5,236
   Preferred Stock                                              4,190
   Long Term Debt Repaid                                         (671)
   Debt Issuance Costs                                           (164)
   Prepaid Guaranty Fee                                        (1,974)
   Restricted Cash                                             (5,801)
                                                             --------
   Net Cash Provided by Financing Activities                   44,067


Net Increase in Cash and Cash Equivalents                          13
Cash and Cash equivalents at Beginning of Period                   --
                                                             --------
               Cash and Cash equivalents at End of Period    $     13
                                                             ========

Supplemental disclosure of cash flow information:
   Cash paid for interest                                         907

   Non-cash activities:
      Capital Leases                                            3,924


    The accompanying notes are an integral part of the financial statements.

                               VESSEL LEASING LLC
                             STATEMENT OF OPERATIONS
                       FISCAL YEAR ENDED DECEMBER 28, 2001
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

OPERATING REVENUE                   $ 1,705

OPERATING EXPENSE
   Depreciation and Amortization        731
   Other                                  5
                                    -------
                                        736
                                    -------

OPERATING INCOME                        969

OTHER EXPENSE (INCOME)
   Interest Income                      (64)
   Interest Expense                   1,109
                                    -------
                                      1,045
                                    -------

NET LOSS                            $   (76)
                                    =======


    The accompanying notes are an integral part of the financial statements.

                               VESSEL LEASING LLC
                         STATEMENT OF FINANCIAL POSITION
                                DECEMBER 28, 2001
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS
CURRENT ASSETS
  Cash and Cash Equivalents                           $     12
  Restricted Cash                                        5,801
  Capital Lease Receivable - Short Term                     86
                                                      --------
    Total Current Assets                                 5,899

PROPERTIES-Net                                          43,101
CAPITAL LEASE RECEIVABLE - Long Term                     3,825
OTHER ASSETS                                             2,096
                                                      --------
    Total Assets                                      $ 54,921
                                                      ========


                                   LIABILITIES

CURRENT LIABILITIES
  Current Portion of Long-Term Debt                   $  2,885
  Accrued Interest Payable - MARAD                         161
  Unearned Charter Revenue - Short Term                  2,517
                                                      --------
    Total Current Liabilities                            5,563

LONG-TERM DEBT                                          39,695
UNEARNED CHARTER REVENUE - Long Term                       313
                                                      --------
    Total Liabilities                                   45,571

                                   MEMBERS' EQUITY
Members' Interest                                        5,236
Preferred Members' Interest                              4,190
Retained Earnings                                          (76)
                                                      --------
    Total Members' Equity                                9,350
                                                      --------
    Total Liabilities and Members' Equity             $ 54,921
                                                      ========


    The accompanying notes are an integral part of the financial statements.

                               VESSEL LEASING LLC
                          NOTES TO FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)


NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The operations of Vessel Leasing LLC ("Vessel Leasing") began in 2001 and include the charter of equipment involved in barge transportation along inland waterways. All of Vessel Leasing's equipment is chartered to American Commercial Barge Line LLC ("ACBL"), a subsidiary of American Commercial Lines LLC ("ACL"). Vessel Leasing is a limited liability company owned 50% by Vectura Group, Inc. ("Vectura") and 50% by ACL.

FISCAL YEAR

Vessel Leasing follows an annual fiscal reporting period, which ends on the last Friday in December. Financial statements are for the period ending December 28, 2001.

CASH AND CASH EQUIVALENTS

Cash on hand is restricted by amounts held in a depository account to repay one year of principal and interest on debt. The amount currently restricted is $5,801.

CAPITAL LEASE RECEIVABLE

In December, 2001 Vessel Leasing entered into a $3,924 capital lease agreement with ACBL which will expire in 2016. In 2001, a payment of $13 was made. Future payments are $432 in 2002, $586 in 2003, $568 in 2004, $455 in 2005, $455 in
2006 and $5,087 thereafter.

PROPERTIES

Properties, at cost, consist of the following:

Barges                                                                   $43,832
Less Accumulated Depreciation                                                731
                                                                       ---------
                                                                         $43,101
                                                                       =========

Provisions for depreciation of properties are based on the estimated useful lives computed on the straight-line method. Barges are depreciated over 25 years.

DEBT AMORTIZATION

Vessel Leasing amortizes debt costs over the term of the debt. Amortization expense includes underwriting and guarantee fees. Amortization expense for 2001 was $42.

REVENUE RECOGNITION

Revenue from charter of barges is recognized proportionately as it is earned.


NOTE 2. DEBT

Debt consists of the following:

Title XI Series A                                                        $19,424
Title XI Series B                                                          7,388
Title XI Series C                                                         15,768
                                                                   -------------
                                                                          42,580
Current portion of long term debt                                          2,885
                                                                   -------------
Non-current portion long-term debt                                      $ 39,695
                                                                   =============

Vessel Leasing is financed by the United States of America Secretary of Transportation Maritime Administration ("MARAD"). Interest is fixed at 6.14% on the Series A loan and 5.65% on the Series B loan. Interest on the Series C loan varies with the LIBOR rate plus 0.4% which was 2.39% at December 28, 2001. Principal and interest payments are due semi-annually on the anniversary date of the loan.


NOTE 3. RELATED PARTIES

Vessel Leasing is a limited liability company owned 50% by ACL and 50% by Vectura. Each partner contributed $2,618 in common stock during 2001. ACL also contributed $4,190 in preferred stock in 2001. All of Vessel Leasing's 2001 revenue of $1,705 was earned from ACBL, a subsidiary of ACL.





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